Exhibit 10.1

Execution Copy

AMENDMENT NO. 1 TO CREDIT AGREEMENT

February 28, 2013

To the Borrowers that are

parties to the Credit Agreement

referred to below

c/o USMD Holdings, Inc.

6333 North State Highway 161

Suite 200

Irving, Texas 75038

Ladies/Gentlemen:

We refer to the Credit Agreement dated as of August 31, 2012 (the “Credit Agreement”) among USMD Holdings, Inc., a Delaware corporation, the other borrowers that are parties thereto, the lenders that are parties thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement shall be used herein as therein defined. As used herein, the term “Amendment” means this Amendment No. 1 to Credit Agreement.

It is hereby agreed as follows.

1. Consent. The Lenders hereby consent to the security interest granted by Medical Clinic of North Texas PLLC (“MCNT”) pursuant to that certain Security Agreement entered into on September 13, 2012, between MCNT and Texas Health Harris Methodist Fort Worth, a Texas non-profit corporation, in all present and future accounts receivable of MCNT that are attributable to the professional services of Jennifer Nguyen, provided that such security interest shall be subordinate to the Liens created under the Security Documents pursuant to the THR Subordination Letter and/or the THR Lien Subordination Agreement (as defined in the Credit Agreement, after giving effect to this Amendment).

2. Amendments. The Credit Agreement is, effective as of the date first above written, hereby amended as follows:

(a) The definition of “Loan Documents” contained in Section 1.01 of the Credit Agreement is hereby amended by adding the phrase “the THR Lien Subordination Agreement” immediately after the phrase “the THR Subordination Letter,”.

(b) In the definition of “Revolving Termination Date” contained in Section 1.01 of the Credit Agreement, the date “February 28, 2013” is hereby amended to read “February 28, 2014”.

(c) Section 1.01 of the Credit Agreement is hereby amended by adding the following definition of “THR Lien Subordination Agreement” in the correct alphabetical location:

“THR Lien Subordination Agreement” means an Amended and Restated Lien Subordination Agreement that is satisfactory in form and substance to the Administrative Agent, among the Administrative Agent, Texas Health Resources and its Subsidiaries and Affiliates that are from time to time signatories thereto, and Medical Clinic of North Texas PLLC.

(d) The definition of “THR Subordination Letter” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“THR Subordination Letter” means (a) the letter agreement dated August 29, 2012, among Holdings, the Administrative Agent, and Texas Health Resources, and (b) the Lien Subordination Agreement entered into as of September 28, 2012, among the Administrative Agent, Texas Health Resources, and Medical Clinic of North Texas PLLC.

(e) Section 6.03 of the Credit Agreement is amended by deleting the term “and” at the end of paragraph (i), deleting the period at the end of paragraph (j) and replacing the period at the end of paragraph (j) with “;”, and adding at the end of Section 6.03 new paragraphs (k), (l) and (m) to read as follows:

“(k) Liens granted by Medical Clinic of North Texas PLLC to Texas Health Resources and/or its Subsidiaries and/or Affiliates (collectively, the “THR Entities”) to secure loans made by one or more of the THR Entities to physicians in the ordinary course of business in connection with the commencement of their employment with a Borrower or an Affiliate of a Borrower; provided, however, that such Liens shall (i) attach only to accounts receivable attributable to the services of the relevant physicians and the proceeds thereof, and (ii) at all times be subordinated to the Liens created under the Security Documents pursuant to the THR Subordination Letter and/or the THR Subordination Agreement;

(l) Liens granted by Medical Clinic of North Texas PLLC to HCA Holdings, Inc. and and/or its Subsidiaries and/or Affiliates (collectively, the “HCA Entities”) prior to February 28, 2013 to secure loans made by one or more of the HCA Entities to physicians in the ordinary course of business in connection with the commencement of their employment with a Borrower or an Affiliate of a Borrower (the “HCA Liens”); provided, however, that (i) HCA Liens shall attach only to accounts receivable attributable to the services of the relevant physicians and the proceeds thereof, (ii) none of the HCA Liens shall be perfected by the filing of a Uniform Commercial Code financing statement or any other means, (iii) in terms of priority, each of the HCA Liens shall at all times be subordinate and junior to the Liens granted pursuant to the Security Documents, and (iv) no action shall have been taken to enforce any of the HCA Liens; and

(m) Liens granted by Medical Clinic of North Texas PLLC to Methodist Health System Foundation and/or its Subsidiaries and/or Affiliates (collectively, the “MHS Entities”) prior to February 28, 2013 to secure loans made by one or more of the MHS Entities to physicians in the ordinary course of

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business in connection with the commencement of their employment with a Borrower or an Affiliate of a Borrower (the “MHS Liens”); provided, however, that (i) MHS Liens shall attach only to accounts receivable attributable to the services of the relevant physicians and the proceeds thereof, (ii) none of the MHS Liens shall be perfected by the filing of a Uniform Commercial Code financing statement or any other means, (iii) in terms of priority, each of the MHS Liens shall at all times be subordinate and junior to the Liens granted pursuant to the Security Documents, and (iv) no action shall have been taken to enforce any of the MHS Liens.”

3. Conditions Precedent. The consent in Section 1 hereof and the amendments in Section 2 hereof shall become effective, as of the date first above written, on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received:

(a) this Amendment duly executed by each of the Borrowers and each of the Lenders;

(b) the Borrower shall have paid to the Administrative Agent, for the account of the Lenders, an amendment fee in the aggregate amount of $50,000.00; and

(c) the Administrative Agent shall have received payment of all fees and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel).

4. Post-Closing. On or before March 31, 2013, the Borrowers shall deliver to the Administrative Agent the THR Lien Subordination Agreement duly executed by the parties thereto, which THR Lien Subordination Agreement shall be satisfactory in form and substance to the Administrative Agent. Any failure by Borrowers to comply with this Section 4 shall constitute an immediate Event of Default under the Credit Agreement.

5. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance of this Amendment has been duly authorized by all necessary organizational action on the part of such Borrower, (b) this Amendment has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors’ rights generally and general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) after giving effect to this Amendment, the representations and warranties of such Borrower set forth in the Credit Agreement (as amended by this Amendment) and the other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date and (d) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

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6. Miscellaneous.

(a) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and the Notes, and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects and for all purposes ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Borrowers under the Loan Documents, in each case, as amended by this Amendment and all guarantees and grants of security interests are hereby reaffirmed by each Borrower.

(c) This Amendment is a Loan Document.

(d) This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

(e) THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(f) The Borrowers agree to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, and administration of this Amendment and the other instruments and documents to be delivered hereunder including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

If you agree to the terms and provisions of this Amendment, please evidence such agreement by executing and returning a counterpart of this Amendment to the undersigned.

This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

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Very truly yours,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ J. Michael Wilson
Name:	J. Michael Wilson
Title:	Senior Vice President

Signature Page

Amendment No. 1 to Credit Agreement

Accepted and Agreed to by:

LENDERS:

JPMORGAN CHASE BANK, N.A.,

By:	/s/ J. Michael Wilson
Name:	J. Michael Wilson
Title:	Senior Vice President

Signature Page

Amendment No. 1 to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Michael Barber
Name:	Michael Barber
Title:	SVP

Signature Page

Amendment No. 1 to Credit Agreement

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Leslie Tieszen
Name:	Leslie Tieszen
Title:	Senior Vice President

Signature Page

Amendment No. 1 to Credit Agreement

SOUTHWEST BANK

By:	/s/ Josh Burleson
Name:	Josh Burleson
Title:	Vice President

Signature Page

Amendment No. 1 to Credit Agreement

BORROWERS:

USMD HOLDINGS, INC.

By:	/s/ Chris Dunleavy
Name:	Chris Dunleavy
Title:	Chief Financial Officer

IMPEL MANAGEMENT SERVICES, L.L.C.

By:	USMD Holdings, Inc., its sole member

	By:	/s/ Chris Dunleavy
	Name:	Chris Dunleavy
	Title:	Chief Financial Officer

IMPEL CONSULTING EXPERTS, L.L.C.

By:	Impel Management Services, L.L.C., its sole member

By: USMD Holdings, Inc., its sole member

	By:	/s/ Chris Dunleavy
	Name:	Chris Dunleavy
	Title:	Chief Financial Officer

USMD INC.

By:	/s/ Chris Dunleavy
Name:	Chris Dunleavy
Title:	Chief Financial Officer

MAT-RX DEVELOPMENT, L.L.C.

By:	USMD Inc., its sole member

	By:	/s/ Chris Dunleavy
	Name:	Chris Dunleavy
	Title:	Chief Financial Officer

Signature Page

Amendment No. 1 to Credit Agreement

MAT-RX FORT WORTH GP, L.L.C.

By:	MAT-RX DEVELOPMENT, L.L.C., its sole member

	By:	USMD Inc., its sole member

		By:	/s/ Chris Dunleavy
		Name:	Chris Dunleavy
		Title:	Chief Financial Officer

USMD OF ARLINGTON GP, L.L.C.

By:	MAT-RX DEVELOPMENT, L.L.C., its sole member

	By:	USMD Inc., its sole member

		By:	/s/ Chris Dunleavy
		Name:	Chris Dunleavy
		Title:	Chief Financial Officer

USGP, LLC.

By:	USMD Inc., its sole member

	By:	/s/ Chris Dunleavy
	Name:	Chris Dunleavy
	Title:	Chief Financial Officer

US LITHOTRIPSY, L.P.

By:	USGP, LLC., its general partner

	By:	USMD Inc., its sole member

		By:	/s/ Chris Dunleavy
		Name:	Chris Dunleavy
		Title:	Chief Financial Officer

Signature Page

Amendment No. 1 to Credit Agreement

LITHO GP, LLC.

By:	US Lithotripsy, L.P., its sole member

	By:	USGP, LLC., its general partner

		By:	USMD Inc., its sole member

			By:	/s/ Chris Dunleavy
			Name:	Chris Dunleavy
			Title:	Chief Financial Officer

METRO I STONE MANAGEMENT, LTD.

By:	Litho GP, LLC., its general partner

	By:	US Lithotripsy, L.P., its sole member

		By:	USGP, LLC., its general partner

			By:	USMD Inc., its sole member

				By:	/s/ Chris Dunleavy
				Name:	Chris Dunleavy
				Title:	Chief Financial Officer

USMD ADMINISTRATIVE SERVICES, L.L.C.

By:	USMD Inc., its sole member

	By:	/s/ Chris Dunleavy
	Name:	Chris Dunleavy
	Title:	Chief Financial Officer

Signature Page

Amendment No. 1 to Credit Agreement

USMD DIAGNOSTIC SERVICES, LLC

By:	USMD Inc., its sole member

	By:	/s/ Chris Dunleavy
	Name:	Chris Dunleavy
	Title:	Chief Financial Officer

USMD PPM, LLC

By:	USMD Inc., its sole member

	By:	/s/ Chris Dunleavy
	Name:	Chris Dunleavy
	Title:	Chief Financial Officer

USMD CANCER TREATMENT CENTERS, L.L.C.

By:	USMD Inc., its sole member

	By:	/s/ Chris Dunleavy
	Name:	Chris Dunleavy
	Title:	Chief Financial Officer

USMD CANCER TREATMENT CENTERS GP, L.L.C.

By:	USMD Cancer Treatment Centers, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Chris Dunleavy
Name:	Chris Dunleavy
Title:	Chief Financial Officer

Signature Page

Amendment No. 1 to Credit Agreement

USMD AFFILIATED SERVICES

By:	/s/ Chris Dunleavy
Name:	Chris Dunleavy
Title:	Chief Financial Officer

MEDICAL CLINIC OF NORTH TEXAS PLLC

By:	USMD Affiliated Services, its sole member

	By:	/s/ Chris Dunleavy
	Name:	Chris Dunleavy
	Title:	Chief Financial Officer

UROLOGY ASSOCIATES OF NORTH TEXAS, P.L.L.C.

By:	USMD Affiliated Services, its sole member

	By:	/s/ Chris Dunleavy
	Name:	Chris Dunleavy
	Title:	Chief Financial Officer

Signature Page

Amendment No. 1 to Credit Agreement